METLIFE INVESTORS(R)
                                                                                                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                          METLIFE INVESTORS INSURANCE COMPANY
13045 Tesson Ferry . St. Louis, MO 63128                       INDIVIDUAL                      Policy Service Office: P.O. Box 10366
                                                            VARIABLE ANNUITY                             Des Moines, Iowa 50306-0366
METLIFE INVESTORS VARIABLE ANNUITY CLASS A                     APPLICATION                      FOR ASSISTANCE CALL:[800 848-3854]
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth
                                                                                                            ______  ______ _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone ___________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [X] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(B) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)
                                                                                            Payment $___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                    MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 Non-Qualified/
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________

7155 (4/05)                                                                                                               APPVA-505A


_________________________________________________________________

RIDERS                                                               11. REPLACEMENTS
_________________________________________________________________    _______________________________________________________________
                                                                     Does the applicant have any existing life insurance
7. BENEFIT RIDERS (subject to state availability and age             policies or annuity contracts?               [ ] Yes [X] No
   restrictions)
_________________________________________________________________    Is this annuity being purchased to replace any existing
                                                                     life insurance or annuity policy(ies)?       [ ] Yes [X] No
These riders may only be chosen at time of application. Please
note, there are additional charges for the optional riders.          If "Yes," applicable disclosure and replacement forms
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                       must be attached.

1) [LIVING BENEFIT RIDERS (Optional. Only ONE (Lifetime Income       _______________________________________________________________
   Solution or GWB) may be elected.)
   [ ] Lifetime Income Solution                                      12. ACKNOWLEDGEMENT AND AUTHORIZATION
   [ ] Guaranteed Withdrawal Benefit (GWB)                           _______________________________________________________________
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the      I (We) agree that the above information and statements and
   Principal Protection option will apply).                          those made on all pages of this application are true and
      [ ] Principal Protection (no additional charge)                correct to the best of my (our) knowledge and belief and
      [ ] Annual Step-Up                                             are made as the basis of my (our) application. I (We)
      [ ] Compounded-Plus                                            acknowledge receipt of the current prospectus of [MetLife
3) [ ] Earnings Preservation Benefit Rider                           Investors Variable Annuity Account One.] PAYMENTS AND
4) [ ] Other _________________________________________________]      VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
___________________________________________________________________  MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
                                                                     _______________________________________________________________
COMMUNICATIONS                                                       _______________________________________________________________
___________________________________________________________________

8. TELEPHONE TRANSFER                                                _______________________________________________________________
___________________________________________________________________     (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
I (We) authorize MetLife Investors Insurance Company (MetLife
Investors) or any person authorized by MetLife Investors to accept   _______________________________________________________________
telephone transfer instructions and/or future payment allocation                     (JOINT OWNER SIGNATURE & TITLE)
changes from me (us) and my Registered Representative/Agent.
Telephone transfers will be automatically permitted unless you       _______________________________________________________________
check one or both of the boxes below indicating that you do not                (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by
telephone are genuine.                                               Signed at _________________________________________________
I (We) DO NOT wish to authorize telephone transfers for the                             (City)                  (State)
following
(check applicable boxes): [ ] Owner(s) [ ] Registered
                                            Representative/Agent
___________________________________________________________________  Date ______________________________________________________
                                                                     _______________________________________________________________
SIGNATURES
___________________________________________________________________  13. AGENT'S REPORT
                                                                     _______________________________________________________________
9. FRAUD STATEMENT
___________________________________________________________________  Does the applicant have any existing life insurance
                                                                     policies or annuity contracts?               [ ] Yes [X] No
NOTICE TO APPLICANT:
                                                                     Is this annuity being purchased to replace any existing
[FOR ARKANSAS, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO,         life insurance or annuity policy(ies)?       [ ] Yes [X] No
PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any  _______________________________________________________________
materially false information or conceals for the purpose of                               AGENT'S SIGNATURE
misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects
such person to criminal and civil penalties.                         _______________________________________________________________
                                                                                                Phone
FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO
INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM
OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING    _______________________________________________________________
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.                                 Agent's Name and Number

FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is  _______________________________________________________________
subject to criminal and civil penalties.]                                               Name and Address of Firm
___________________________________________________________________

10. SPECIAL REQUESTS                                                 _______________________________________________________________
___________________________________________________________________             State License ID Number (Required for FL)


                                                                     _______________________________________________________________
                                                                                          Client Account Number
___________________________________________________________________  _______________________________________________________________

7155 (4/05)                                                                                                               APPVA-505A